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                          ESC STRATEGIC FUNDS, INC.

                      SUPPLEMENT DATED JANUARY 22, 1996
                                      TO
                        PROSPECTUS DATED JULY 28, 1995


        The Company has received the exemptive order (the "Order") from the Securities and Exchange Commission that is referred to on page 20 of the July 28, 1995 prospectus. Subject to certain conditions, the Order will permit the Adviser to retain new Managers (except a Manager affiliated with the Adviser) without shareholder approval of the contracts with those Managers, thus facilitating implementation of the Multiple Manager Strategy. Within 60 days of such retention of a new Manager, shareholders of any affected Fund will receive information similar to what would have been provided in a proxy statement, except for fees to be paid to the Manager. The Order relieves the Company from requirements to disclose fees paid to individual Managers (except Managers affiliated with the Adviser, such as EAM) in the prospectus and other documents. Aggregate advisors fees paid by each Fund, aggregate fees paid to Managers of each Fund, fees retained by the Adviser with respect to each Fund and fees paid to Managers affiliated with the Adviser will be disclosed.

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        Effective December 7, 1995, the Officers of the ESC Strategic Funds,
Inc. are authorized to waive the minimum initial and subsequent investment requirements of the Funds.

        This information is added to the paragraph set forth under the heading "Minimum Purchase Requirements" on page 29 of the Funds' prospectus dated July 28, 1995.

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        Effective November 1, 1995, the front end sales load of 1.5% will be reinstated on the Class D shares of ESC Strategic Funds, Inc. Dealers will be reallowed 1.25% and 0.25% will be retained by the distributor.

        This information modifies the information set forth under the heading "Classes of Shares" on page 4 of the current prospectus, under the heading "Fund Expenses" on page 6 and under the heading "Pricing of Fund Shares" on page 27 in the Funds' Prospectus dated July 28, 1995.